AIM SUMMIT INVESTORS PLANS I
-------------------------------------------------------------------------------
PROSPECTUS
MARCH 1, 1999

AIM Summit Investors Plans I provides for the accumulation of Class I Shares of AIM Summit Fund, Inc.

Class I Shares of AIM Summit Fund, Inc. are offered to and may be purchased by the general public only through AIM Summit Investors Plans I. Details of AIM Summit Fund, Inc. are found in the AIM Summit Fund, Inc. Prospectus located at the back of this Prospectus. You should read both this Prospectus and the Prospectus of AIM Summit Fund, Inc. and keep these Prospectuses for future reference.
      AS WITH ALL OTHER INVESTMENT COMPANY SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
 DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE.
             ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.






[AIM LOGO APPEARS HERE]

                               TABLE OF CONTENTS

                                                                PAGE
Introduction................................................      3
Allocation of Investments and Deductions....................      5
Total 25 Year Allocations of Investments and Deductions When
  Extended Investment Option is Used........................      6
A Typical $50 Monthly Investment Plan.......................      7
How To Start a Plan.........................................      8
Rights and Privileges of Planholders........................      8
     Reinvestment of Income Dividends and Capital Gains
      Distributions.........................................      8
     Rights of Accumulation.................................      8
     Federal Income Tax Withholding.........................      9
     Voting Rights..........................................      9
     Statements, Reports and Notices........................     10
     Retirement Plans.......................................     10
     Pre-Authorized Check Investment Program................     10
     Transfer or Assignment.................................     10
     Acceleration of Investments............................     11
     Changing the Face Amount of a Plan.....................     11
     Extended Investment Option.............................     11
     Systematic Withdrawal Program..........................     12
     Cancellation and Refund Rights.........................     12
     Partial Withdrawal or Partial Liquidation Without
      Termination...........................................     13
     Complete Withdrawal or Termination.....................     15
     Plan Reinstatement Privilege...........................     16
     Continuation of Custodianship..........................     17
Custodian and Sponsor Charges...............................     17
Taxes.......................................................     18
Substitution of Shares......................................     19
Termination of a Plan.......................................     20
The Custodian...............................................     21
The Sponsor.................................................     22
General.....................................................     24
Illustration of a Hypothetical $50 Monthly AIM Summit
  Investors Plans I.........................................     26
Financial Statements........................................     27
AIM Summit Fund, Inc. Class I Shares Prospectus.............    A-1

                            ------------------------

     NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED BY AIM DISTRIBUTORS, INC. OR AIM SUMMIT FUND, INC. TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OF THE CLASS I SHARES OF AIM SUMMIT FUND, INC. OR IN ANY OTHER PRINTED OR WRITTEN MATERIAL AUTHORIZED BY AIM DISTRIBUTORS, INC. OR AIM SUMMIT FUND, INC., AND NO PERSON SHOULD RELY UPON ANY INFORMATION NOT CONTAINED IN THESE MATERIALS.

                                  INTRODUCTION

     Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases. AIM Summit Investors Plans I (Plans) is designed to provide you an effective and convenient method to create an investment fund for your future capital or income needs by systematically investing a modest sum each month in shares of a mutual fund.

     Every Plan represents an agreement between yourself and State Street Bank and Trust Company (Custodian) under which investments (after deduction of the sales charge and custodian fees) are used to purchase shares of AIM Summit Fund, Inc. (the Fund) at their net asset value. AIM Distributors, Inc. (AIM Distributors or Sponsor) is the sponsor and principal underwriter of the Plans. A Plan calls for fixed monthly investments for 15 years (180 investments). You have the option to make additional monthly investments for up to a total of 25 years (300 investments). The front-end load (the Creation and Sales Charge) on 15 year Plans range from 8.50% on $9,000 Plans ($50.00 per month) to 1.00% on $1,080,000 Plans ($6,000 per month) and from 9.61% to 1.01% of the net amount invested, respectively. Total deductions (Creation and Sales Charges and custodian fees) range from 13.00% (on $9,000 Plans) to 1.04% (on $1,080,000 Plans) of the net amount invested. These shares should be considered a long-term investment and are not suitable if you are seeking quick profits or you might not be able to complete a Plan. Since a major portion of the entire Creation and Sales Charge is deducted from the first year's payment, withdrawal or termination of an investment in the early years of a Plan will probably result in a loss. For example, on a $9,000 Plan ($50 per month) deductions amount to 11.50% of the investments made if you complete the Plan. However, even after the application of the refund privilege described on page 12, total deductions would amount to 18% of total investments if you terminated the Plan at any time between two months and 18 months. Moreover, if you continued the Plan for 19 months, total deductions would amount to 36.62% of total payments; they would amount to 30.77% if you continued the Plan for two years. A detailed description of all deductions appears on pages 5 and 6.

     Investments made through a Plan will not result in direct ownership of Class I Shares of the Fund (Class I Shares). Your Plan represents an interest in a trust which has direct ownership of the Class I Shares. You have a beneficial interest in the underlying shares of the Fund. PLAN CERTIFICATES, ISSUED UNDER PRIOR PROSPECTUSES, ARE NO LONGER PROVIDED. ALL PLANS ESTABLISHED ON OR AFTER MARCH 1, 1995 ARE GOVERNED SOLELY BY THE RULES, RIGHTS, PRIVILEGES AND BENEFITS SET FORTH IN THIS PROSPECTUS AS AMENDED FROM TIME TO TIME. YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. All Plans established prior to March 1, 1995 are governed by the rules, rights, privileges and benefits set forth in the applicable Plan Certificate.

     YOU HAVE THE RIGHT TO A 45 DAY REFUND OF YOUR INVESTMENT, AS WELL AS CERTAIN OTHER LIMITED REFUND RIGHTS FOR CERTAIN PERIODS OF TIME AND UNDER THE CONDITIONS DESCRIBED IN MORE DETAIL UNDER THE HEADING "CANCELLATION AND REFUND RIGHTS" ON PAGE 12.

     The value of the Class I Shares will change when the values of the securities in the Fund's portfolio change. A Plan calls for monthly investments at regular intervals regardless of the value of the Class I Shares. You should therefore consider your financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market. Terminating a Plan at a time when the value of the Class I Shares then held is less than their cost will result in a loss. Prepayment of all or part of the first year's investments in a Plan increases the possible loss in the event of early termination. CLASS I SHARES OF THE FUND ARE OFFERED TO THE GENERAL PUBLIC ONLY THROUGH AIM SUMMIT INVESTORS PLANS I.

     As described in the attached Prospectus of the Fund, the Fund is an open-end, diversified investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. Ownership of Class I Shares through a Plan provides you with several advantages:

          (1) Diversification -- By pooling the money invested by many investors, the Fund will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the portfolio impact of any single investment.

          (2) Economics of Size -- Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the Fund's portfolio transactions should enable it to effect such transactions at better net unit prices than an individual could achieve.

          (3) Professional Management -- Investors may benefit from the full-time skill and attention of professional managers.

     The Plans contain a Creation and Sales Charge equal to as much as 50% of the first 12 investments and lesser amounts of subsequent investments. In addition to the Creation and Sales Charge, you must pay custodian fees and incidental service fees to the Custodian and service charges to the Sponsor. See "Custodian and Sponsor Charges."

     For Plans established after May 1, 1993, a Plan may be terminated by the Custodian or Sponsor if you fail to make investments under your Plan for a period of 6 months. For Plans established prior to May 1, 1993, a Plan may be terminated by the Custodian or Sponsor if you fail to make investments under your Plan for a period of 12 months. Both types of Plans may be terminated if Class I Shares are not available and a substitution is not made. See "Termination of a Plan" at page 20.

                    ALLOCATION OF INVESTMENTS AND DEDUCTIONS
                                 15 YEAR PLANS

                                                   CREATION AND SALES CHARGES
                                        ------------------------------------------------      CUSTODIAN FEE
       MONTHLY                             PER          PER                       % OF     -------------------
       INVEST-              TOTAL        INVEST-      INVEST-                    TOTAL       PER                    TOTAL
        MENT               INVEST-        MENT         MENT                     INVEST-    INVEST-               DEDUCTIONS
        UNIT                MENTS       1 THRU 12   13 THRU 180      TOTAL       MENTS       MENT     TOTAL(A)     (A)(B)
       -------             -------      ---------   -----------      -----      -------    -------    --------   ----------
      $   50.00         $    9,000.00    $ 25.00      $  2.77     $   765.36      8.50%     $1.50     $270.00    $ 1,035.36
          75.00             13,500.00      37.50         4.15       1,147.20      8.50       1.50      270.00      1,417.20
         100.00             18,000.00      50.00         5.00       1,440.00      8.00       1.50      270.00      1,710.00
         125.00             22,500.00      62.50         6.25       1,800.00      8.00       1.50      270.00      2,070.00
         150.00             27,000.00      75.00         5.89       1,889.52      7.00       1.50      270.00      2,159.52
         166.66             29,998.80      83.33         6.54       2,098.68      7.00       1.50      270.00      2,368.68
         200.00             36,000.00     100.00         7.86       2,520.48      7.00       1.50      270.00      2,790.48
         250.00             45,000.00     125.00         9.82       3,149.76      7.00       1.50      270.00      3,419.76
         300.00             54,000.00     150.00         5.36       2,700.48      5.00       1.50      270.00      2,970.48
         350.00             63,000.00     175.00         5.31       2,992.08      4.75       1.50      270.00      3,262.08
         400.00             72,000.00     200.00         5.00       3,240.00      4.50       1.50      270.00      3,510.00
         500.00             90,000.00     225.00         5.36       3,600.48      4.00       1.50      270.00      3,870.48
         600.00            108,000.00     260.00         6.62       4,232.16      3.92       1.50      270.00      4,502.16
         750.00            135,000.00     300.00         8.70       5,061.60      3.75       1.50      270.00      5,331.60
       1,000.00            180,000.00     350.00        12.50       6,300.00      3.50       1.50      270.00      6,570.00
       1,500.00            270,000.00     375.00        13.39       6,749.52      2.50       1.50      270.00      7,019.52
       3,000.00            540,000.00     450.00        16.07       8,099.76      1.50       1.50      270.00      8,369.76
       6,000.00          1,080,000.00     600.00        21.43      10,800.24      1.00       1.50      270.00     11,070.24

                                           % OF TOTAL
                                           DEDUCTIONS
                                       -------------------
                            NET                    TO NET
       MONTHLY            INVEST-         TO      INVEST-
       INVEST-             MENT         TOTAL       MENT
        MENT              IN FUND      INVEST-    IN FUND
        UNIT             SHARES(C)      MENTS      SHARES
       -------         -------------   -------    -------
      $   50.00        $    7,964.64     11.50%     13.00%
          75.00            12,082.80     10.50      11.73
         100.00            16,290.00      9.50      10.50
         125.00            20,430.00      9.20      10.13
         150.00            24,840.48      8.00       8.70
         166.66            27,630.12      7.90       8.57
         200.00            33,209.52      7.75       8.40
         250.00            41,580.24      7.60       8.22
         300.00            51,029.52      5.50       5.82
         350.00            59,737.92      5.18       5.46
         400.00            68,490.00      4.88       5.12
         500.00            86,129.52      4.30       4.49
         600.00           103,497.84      4.17       4.35
         750.00           129,668.40      3.95       4.11
       1,000.00           173,430.00      3.65       3.79
       1,500.00           262,980.48      2.60       2.67
       3,000.00           531,630.24      1.55       1.57
       6,000.00         1,068,927.76      1.03       1.04

NOTES:

   (A) Excludes an annual $12 Custodian fee (applicable only to completed Plans and to incomplete, inactive Plans), payable to the Custodian first from dividends and distributions and then, if necessary, from principal.
   (B) Excludes a service charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts.
        The service charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.
   (C) Dividends and distributions received on Class I Shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table.
        Amounts available for dividends and distributions take into account expenses of the Fund.

          TOTAL 25 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN
                       EXTENDED INVESTMENT OPTION IS USED

   (Please see page 11 for a description of the Extended Investment Option.)

                                         CREATION
                                         AND SALES
                                          CHARGES                                  NET             % OF TOTAL DEDUCTIONS
 MONTHLY                    CREATION       AS %       CUSTODIAN     TOTAL       INVESTMENT    --------------------------------
INVESTMENT      TOTAL       AND SALES    OF TOTAL        FEE      DEDUCTIONS     IN FUND          TO                TO NET
   UNIT      INVESTMENTS     CHARGES    INVESTMENTS    (A)(B)       (A)(B)      SHARES(C)        TOTAL           INVESTMENT IN
----------   ------------   ---------   -----------    ------     ----------   ------------   INVESTMENTS         FUND SHARES
$   50.00    $  15,000.00   $1,097.76       7.32%      $450.00    $1,547.76    $  13,452.24     10.32%              11.51%
    75.00       22,500.00    1,645.20       7.31        450.00     2,095.20       20,404.80       9.30               10.27
   100.00       30,000.00    2,040.00       6.80        450.00     2,490.00       27,510.00       8.30                9.10
   125.00       37,500.00    2,550.00       6.80        450.00     3,000.00       34,500.00       8.00                8.70
   150.00       45,000.00    2,596.32       5.77        450.00     3,046.32       41,753.68       6.80                7.26
   166.66       49,998.00    2,883.48       5.77        450.00     3,333.48       46,664.52       6.67                7.14
   200.00       60,000.00    3,463.68       5.77        450.00     3,913.68       56,086.32       6.52                6.98
   250.00       75,000.00    4,328.16       5.77        450.00     4,778.16       70,221.84       6.37                6.80
   300.00       90,000.00    3,343.68       3.72        450.00     3,793.68       86,206.32       4.22                4.40
   350.00      105,000.00    3,629.28       3.46        450.00     4,079.28      100,920.72       3.89                4.04
   400.00      120,000.00    3,840.00       3.20        450.00     4,290.00      115,710.00       3.58                3.71
   500.00      150,000.00    4,243.68       2.83        450.00     4,693.68      145,306.32       3.13                3.23
   600.00      180,000.00    5,026.56       2.79        450.00     5,476.56      174,523.44       3.04                3.14
   750.00      225,000.00    6,105.60       2.71        450.00     6,555.60      218,444.40       2.91                3.00
 1,000.00      300,000.00    7,800.00       2.60        450.00     8,250.00      291,750.00       2.75                2.83
 1,500.00      450,000.00    5,356.32       1.86        450.00     8,806.32      441,193.68       1.96                2.00
 3,000.00      900,000.00   10,028.16       1.11        450.00    10,478.16      889,521.84       1.16                1.18
 6,000.00    1,800,000.00   13,371.84       0.74        450.00    13,821.84    1,786,178.16       0.77                0.77

NOTES:

   (A) Excludes an annual $12 Custodian fee (applicable only to completed Plans and to incomplete, inactive Plans), payable to the Custodian first from dividends and distributions and then, if necessary, from principal.
   (B) Excludes a service charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plan's administrative costs over the total number of Plan accounts.
        The service charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.
   (C) Dividends and distributions received on Class I Shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table.
        Amounts available for dividends and distributions take into account expenses of the Fund.

                     A TYPICAL $50 MONTHLY INVESTMENT PLAN

  (ASSUMING THAT ALL INVESTMENTS ARE MADE IN ACCORDANCE WITH THE TERMS OF THE
                                     PLAN)

                                                                                  AT THE END OF
                                                                                     6 MONTHS
                                                                                 (6 INVESTMENTS)
                                                                           ----------------------------
                                                            % OF TOTAL                      % OF TOTAL
                                            AMOUNT          INVESTMENTS       AMOUNT        INVESTMENTS
    15 YEARS (180 INVESTMENTS)
Total Investments...................  $         9,000.00         100.00%   $      300.00         100.00%
Deduct:
    Creation and Sales Charge.......              765.36           8.50           150.00          50.00
    Custodian fee...................              270.00           3.00             9.00           3.00
    Total Deductions(A).............            1,035.36          11.50           159.00          53.00
Net Amount Invested Under Plan......            7,964.64          88.50           141.00          47.00

    25 YEARS (300 INVESTMENTS)
Total Investments (B)...............  $        15,000.00         100.00%   $      300.00         100.00%
Deduct:
    Creation and Sales Charges......            1,097.76           7.32           150.00          50.00
    Custodian Fee...................              450.00           3.00             9.00           3.00
    Total Deductions(A).............            1,547.76          10.32           159.00          53.00
Net Amount Invested Under Plan......           13,452.24          89.68           141.00          47.00

                                             AT THE END OF                     AT THE END OF
                                                 1 YEAR                           2 YEARS
                                            (12 INVESTMENTS)                 (24 INVESTMENTS)
                                      ----------------------------    -------------------------------
                                                       % OF TOTAL                         % OF TOTAL
                                         AMOUNT        INVESTMENTS         AMOUNT         INVESTMENTS
    15 YEARS (180 INVESTMENTS)
Total Investments...................  $      600.00         100.00%   $       1,200.00         100.00%
Deduct:
    Creation and Sales Charge.......         300.00          50.00              333.24          27.77
    Custodian fee...................          18.00           3.00               36.00           3.00
    Total Deductions(A).............         318.00          53.00              369.24          30.77
Net Amount Invested Under Plan......         282.00          47.00              830.76          69.23
    25 YEARS (300 INVESTMENTS)
Total Investments (B)...............  $      600.00         100.00%   $       1,200.00         100.00%
Deduct:
    Creation and Sales Charges......         300.00          50.00              333.24          27.77
    Custodian Fee...................          18.00           3.00               36.00           3.00
    Total Deductions(A).............         318.00          53.00              369.24          30.77
Net Amount Invested Under Plan......         282.00          47.00              830.76          69.23

NOTES:

  (A) Excludes a service charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plan's administrative costs over the total number of Plan accounts. The service charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

  (B) The 25-year investment schedule reflects the charges applicable to a 15-year Plan which is continued under the Extended Investment Option. The Custodian fee may be increased as set forth on page 11.

     Dividends and distributions received on Class I Shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table. Amounts available for dividends and distributions take into account expenses of the Fund.

     After the first twelve payments, the Creation and Sales Charge deducted from any investment will not exceed 5.86% of the net investment in Class I Shares (before deduction of Custodian fee).

     The amounts shown are also subject to an additional Custodian Charge of $2.50 (plus transfer taxes, if any) if the Plan is terminated prior to completion of all Plan investments.

                              HOW TO START A PLAN

     To start a Plan, you must complete an application and mail it to AIM Distributors, together with a check. Your check should be in the amount of your initial monthly investment unit and payable to State Street Bank and Trust Company, Custodian. After your application has been accepted, you will be issued a Plan and receive a statement showing the number of Class I Shares purchased for your account. You will then send regular monthly investments, made payable to the Custodian, directly to the Custodian's administrative service agent, Boston Financial Data Services, Inc. (BFDS), P.O. Box 8300, Boston, Massachusetts 02266-8300. Investments, after applicable deductions, will be applied toward the purchase of Class I Shares at their net asset value.

                      RIGHTS AND PRIVILEGES OF PLANHOLDERS

     All Plans are registered in your name at the time of issuance and constitute an individual agreement among you, the Sponsor and the Custodian. Although the Sponsor and Custodian may make amendments to the Custodian Agreement which do not adversely affect you, no agent or other person can otherwise change the terms of your Plan, or bind the Sponsor, BFDS, the Custodian or the issuer of the Class I Shares by any statement, written or oral, not contained in this Prospectus. Under the terms of the Plan, you enjoy certain rights, privileges and options which are described as follows:

1. REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless otherwise directed by you, all income dividends and capital gains distributions, in whatever form received and after applicable deductions, are automatically used to purchase additional Class I Shares at net asset value. No sales charge is made on any such reinvestment. You may instruct BFDS by written notice, received at least seven days prior to the record date of an income dividend or capital gains distribution, to remit the net amount of such dividend or distribution to you. You may change these directions at any time. You must reinvest dividends and distributions for qualified retirement plans, including Individual Retirement Accounts ("IRAs"), unless you are age 59 1/2 or older.

     You need to report dividends and distributions paid by the Fund for income tax purposes, whether they are invested in additional Fund shares or paid in cash. (Qualified retirement plans, including IRAs, may be entitled to defer taxes until some later date.)

2. RIGHTS OF ACCUMULATION

     Any person may combine the face amounts of two or more Plans purchased at one time to take advantage of the lower Creation and Sales Charges available on larger sized investments. The term "any person" includes an individual, his or her spouse and children under the age of 21, and a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan) even though more than one beneficiary is involved. The term any person does not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for such a group of individuals.

     To qualify for the reduced Creation and Sales Charges, you must submit all of the applications for the Plans involved at the same time and include a letter from you (or your dealer) requesting that the face amounts of your Plans be aggregated for the purpose of determining the applicable Creation and Sales Charges. If you discontinue investments under one or more of your Plans, the remaining Creation and Sales Charges will be changed to reflect the charges applicable to the Plans that remain in effect.

     When purchasing any new Plan(s), any person (as defined above) may qualify for a reduced Creation and Sales Charge by combining the face amount of any existing Plan(s) on which investments are current with the face amount of the new purchase. When increasing the face amount of any existing Plan(s) on which investments are current, "any person" (as defined above) may qualify for a reduced Creation and Sales Charge applicable to the value of the changed Plan. For rights of accumulation, a Plan is considered to be current if: (a) it has been completed and not redeemed; (b) it has not been completed but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or (c) it is a qualified retirement plan, including an IRA. The reduced Creation and Sales Charges apply to payments made after the Sponsor has been notified of the eligibility of such Plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA Plans at the $166.66 per month level, the reduced Creation and Sales Charges will apply to payments made on both the existing Plan and the new Plan.

3. FEDERAL INCOME TAX WITHHOLDING

     As an additional service, BFDS may withhold 28% of any income dividend or capital gains distribution by the Fund and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe due to the dividend or distribution. The withholding service, however, is only available to you if you reinvest your distributions in full. If you elect to authorize this withholding, the number of Class I Shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case.

     This service is available with respect to all Plans except qualified retirement plans, including IRAs. You may initiate this option upon written request to BFDS. Once initiated, the withholding remains in effect until you notify BFDS in writing to terminate the withholding.

4. VOTING RIGHTS

     You will receive a notice and related proxy statement for each meeting of the Fund's shareholders. The Custodian will vote the shares held in your account as you instruct on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the Fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend any such meetings, and if you desire to vote in person the shares held in your account, you may make a written request to the Custodian prior to the meeting for a proxy which will permit the shares to be voted in person.

5. STATEMENTS, REPORTS AND NOTICES

     BFDS will mail to you a statement for each investment stating the price per Class I Share purchased after applicable deductions and the total number of Class I Shares held for your account. A notice of the next investment due is also included. You will also receive at least annually a current Fund prospectus and audited financial statements of the Fund, including a complete list of all securities held in the Fund's portfolio, and copies of all other reports sent by the Fund to its shareholders. You will also be sent notices of all income dividends and capital gains distributions made with respect to Class I Shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required or authorized to be given or sent to you under this Prospectus will be conclusively deemed to have been given or sent upon mailing to your address of record, and the date of such mailing will be deemed the date of the giving of such notice.

6. RETIREMENT PLANS

     You may use a Plan to establish tax-deferred qualified retirement plans such as IRAs, IRA-SEPs, Profit Sharing Plans and Money Purchase Plans. Detailed information concerning such plans is available from the Sponsor. The information sets forth the additional service fees charged for such retirement plans. The annual maintenance fee charged by the Custodian for plans offered by the Sponsor is $10.00. The $10.00 fee will be deducted from plan shares unless it is paid in advance. In addition, IRA rollover or transfer contributions can be accepted into a Plan for qualified individuals. However, a tax-deferred qualified retirement plan may not be established by changing the registration of an existing plan.

7. PRE-AUTHORIZED CHECK INVESTMENT PROGRAM

     If you wish to have investments in your Plan made automatically without having to write a check each month, you may request that investments be made by means of pre-authorized checks. Under this program, each month BFDS will draft your bank account in the amount of the monthly payment. In addition, for U.S. military personnel, you may choose to have investments in your Plan made automatically through a government allotment. The proceeds of the draft (less applicable Creation and Sales Charges and other applicable fees and charges) will be invested in your account.

     To initiate a Pre-Authorized Check Investment Program or government allotment, you should complete the appropriate forms and forward them to BFDS. You may terminate a Pre-Authorized Check Investment Program at any time by written notice to BFDS at least five days prior to the date of the next scheduled draft.

8. TRANSFER OR ASSIGNMENT

     To secure a loan, you may assign your right, title and interest in a Plan to a bank or other lending institution. (Qualified retirement plans, including IRAs, are required by federal tax law to be non-assignable.) The bank or other lending institution, however, will not be entitled to exercise the right of partial withdrawal or partial liquidation. During the term of the assignment, you will be entitled to all dividends and distributions on Class I Shares. In addition, you may:

          (a) transfer your right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan; or

          (b) transfer your right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar Plan.

     A charge of $2.50 is made for each such transaction plus transfer taxes, where applicable.

     The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat you as the sole and absolute owner of the Plan and the related Class I Shares.

9. ACCELERATION OF INVESTMENTS

     You may complete a Plan ahead of schedule by making investments in advance of their due dates; but you may make no more than 24 investments in one calendar year including any monthly investments. In addition to these advance investments, you may make an additional 24 investments which may be made initially or at any one time during the life of the Plan. You may accrue and pay investments in a lump sum. These preinvestments provision may be waived only
(a) to make a Plan that is in arrears current, (b) for a transfer of assets from a tax-sheltered retirement plan to a Fund tax-sheltered retirement plan, or (c) if the Planholder dies, to allow the Plan to be completed at one time by the estate or beneficiary. The Creation and Sales Charges are not reduced for accelerated investments. However, on multiple investments, the Custodian fee cannot exceed $5.00. See "Custodian Fees."

10. CHANGING THE FACE AMOUNT OF A PLAN

     You may increase the amount of your Plan at any time. In addition, prior to making the sixth investment under a Plan, you may decrease the amount of your Plan by as much as 50% of the face amount. You should send requests for changes in the face amount of your Plan and a completed Plan application for the new face amount to AIM Distributors. The new Plan must be in one of the denominations listed on page 5. An increase in a Plan amount does not create new cancellation and refund rights that are created when a new Plan is issued. The Creation and Sales Charges already paid on the existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the new Plan at the time that it is established. Any additional Creation and Sales Charges due on the new Plan will be obtained from a liquidation of Class I Shares. The Custodian will charge $2.50 for any change in a Plan denomination and for any applicable transfer taxes. For a period of 12 months following a face change increase, you may decrease the increased Plan to a smaller plan size, but not smaller than the original Plan prior to the increase. Investments already made will be credited to the new Plan.

11. EXTENDED INVESTMENT OPTION

     You may continue making monthly investments pursuant to the Extended Investment Option after completing all scheduled investments under your Plan. Investments under this option are subject to the same deductions as applied to the last scheduled investment (except that the Custodian may increase the Custodian fee applicable during this period to the rate then being charged for new Plans of the same denomination, but not greater than 75% higher than the Custodian fees detailed in this Prospectus). You may stop all future investments under this option by notifying BFDS in writing, after which no additional investments will be permitted and the Plan will be deemed completed. If you fail to make regularly scheduled investments, under this option, for six consecutive months after being credited for any advance investments made under the option, you forfeit the right to make additional investments, and for Plans established after May 1, 1993 the Plan may be terminated by the Sponsor or the Custodian. For Plans established prior to May 1, 1993, the Plan may be terminated if you fail to make regularly scheduled investments for 12 consecutive months. The Sponsor and Custodian will not require termination of an Extended Investment Option until you make the 300th payment under your Plan even if such payment is more than 25 years from the issuance date.

     When the Extended Investment Option expires either through failure to make required monthly investments or upon written notice of termination to BFDS or for any other reason, the Custodian may increase its fee to the rate then currently being charged for new Plans of the same denomination. In no case, however, will this new rate be more than 75% higher than the current annual rate of the Custodian fees.

12. SYSTEMATIC WITHDRAWAL PROGRAM

     When you complete all regularly scheduled investments, you may choose to establish a Systematic Withdrawal Program. If you are holding Plans in IRAs, Keogh plans, or other retirement plans you may choose to establish a Systematic Withdrawal Program by notifying the Sponsor that you do not intend to make any further Plan payments. Under this program, you may choose to receive monthly or quarterly checks in any amount of $50 or more. To provide funds for these payments, the Custodian, as your agent, will on the first business day of each month or quarter redeem shares held in your account at the net asset value of the Fund in effect at the time of each such redemption. You may change the amount of payments made to you under a Systematic Withdrawal Program or discontinue a Systematic Withdrawal Program at any time.

     While a Systematic Withdrawal Program is in effect, you may not elect to receive dividends and distributions in cash on Class I Shares held in your account. You may not simultaneously maintain an uncompleted Plan and a Systematic Withdrawal Program.

     The IRS considers payments you receive under a Systematic Withdrawal Program as a taxable transaction. Since such payments are funded by the redemption of shares of the Fund, they will be treated for tax purposes as a sale or exchange of a capital asset, resulting in the recognition of a capital gain or loss, rather than as ordinary income.

     A charge of $1.00 per check will be made for each payment under a Systematic Withdrawal Program. This charge is collected by redeeming the necessary fractional shares. For any payment made ten years after the issuance of a Plan, the charge may be increased to the amount specified in the then current Prospectus. However, this charge may not exceed $1.75. The Sponsor may (upon 90 days' notice to you) discontinue offering Systematic Withdrawal Programs.

13. CANCELLATION AND REFUND RIGHTS

     You have certain rights of cancellation. Within 60 days after issuance of the Plan, the Sponsor will send to you a notice regarding your cancellation rights. If you elect to cancel your Plan, you must submit a written request to BFDS so that it is received within 45 days after the mailing of that notice. You will receive a cash refund equal to the sum of (1) the total current net asset value of the

Class I Shares credited to your Plan account on the date that the cancellation request is received by BFDS and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Class I Shares.

     In addition, you may submit a written request to BFDS at any time within an 18-month period beginning on the date of the issuance of the Plan and receive from the Sponsor a cash payment equal to the sum of (1) the total current net asset value of the Class I Shares credited to the account on the date of redemption and (2) the amount by which the Creation and Sales Charges deducted from the Planholder's total investments exceed 15% of the investments made up to the date of redemption. Custodian fees and service charges are not refundable.

     In order to receive the above refunds, your request should be sent in writing, with the signature guaranteed, as required by the Custodian, to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

     For Plans established after May 1, 1993, the Sponsor will send you a written notice of the 18-month right of cancellation if either of the following occurs: (a) if during the first 15 months after the date of issuance of the Plan, you have missed three investments or more; or (b) if following the first 15 months after the date of issuance of the Plan (but prior to 18 months after such date), you have missed one investment or more. If the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed. These notices will inform you of your Plan cancellation rights as set forth above, and also will include the value of the account and the amount you would be entitled to receive upon cancellation, as of the date of the notice.

     For Plans established prior to May 1, 1993, the Sponsor will send you a notice within 30 days following the expiration of 15 months after the date of the issuance of the Plan Certificate if you have missed three investments or more. The Sponsor will also send you a notice (described above) if you have missed one investment or more after the expiration of the 15 month period but prior to the expiration of the 18 month period. These notices will inform you of your rights of cancellation as set forth above, of the value of your account at the time the notice is sent and of the amount to which you are entitled if you choose to redeem your Plan.

14. PARTIAL WITHDRAWAL OR PARTIAL LIQUIDATION WITHOUT TERMINATION

     If you wish to withdraw part of your investment in your Plan without terminating your Plan, you may do so either by written instruction to the Custodian, or by calling BFDS at (617) 483-5000, subject to the restrictions specified below.

     If you wish to receive cash instead of Class I Shares, you may direct the Custodian, acting as your agent, to withdraw and then redeem (liquidate) part of your shares and remit the net proceeds to you, again subject to the restrictions specified below. When a partial liquidation has been effected through the redemption of Class I Shares by the Custodian, you may, but are not required to, restore the value of your Plan by remitting to BFDS an amount equal to the cash withdrawal, which amount will be used to purchase Class I Shares for your account at the next determined net asset value of the Class I Shares. This restoration cannot be made earlier than 90 days (45 days for Individual Retirement Accounts) following a partial liquidation. All reinvestments must be at least 25% of the amount withdrawn or $2,000, whichever is less. There may be federal income tax consequences upon a partial liquidation of Class I Shares. Restoration of a partial liquidation of IRA shares must be made within 60 days in order to avoid tax consequences, including early withdrawal penalties. See "Taxes." You may, however, make a partial withdrawal and reinvestment in a manner which complies with the Internal Revenue Code rules relating to IRA rollovers.

     The partial liquidation and restoration privilege is intended to enable you to use funds invested in a Plan for temporary or emergency purposes. The Sponsor may limit you to exercising the partial liquidation and restoration privilege once during the period of a calendar year, although the Sponsor currently does not enforce this limit. The Sponsor may also impose such additional restrictions as, in its judgment, are necessary to conform to the requirements of Section 2830 of the National Association of Securities Dealers' Conduct Rules.

     A partial withdrawal or liquidation will only be allowed if you have owned your Plan for at least 45 days. The number of Class I Shares involved cannot exceed 90% of the shares in your account and the amount involved must be at least $100. A charge of $2.50 will be made by the Custodian for each partial withdrawal, liquidation or restoration, and you will be liable for any transfer taxes that may be required. Restorations of amounts you withdraw as a partial liquidation should be clearly identified as such, in order to distinguish them from additional payments. A partial withdrawal or liquidation will not affect the total number of Plan investments, the period in which such investments are to be made, or the unpaid balance of Plan investments under your Plan.

     You may also request partial withdrawals or partial liquidations by telephone by calling BFDS at (617) 483-5000. If you do not wish to allow withdrawals by telephone by any person in your account, you should decline that option on the account application. You may use the telephone withdrawal or liquidation feature only if: (a) the proceeds are made payable to the planholder of record and mailed to the address of record; (b) there has been no change of address of record on the account within the preceding 30 days; (c) you can provide proper identification information; and (d) the proceeds of the withdrawal do not exceed $50,000. The Cancellation and Refund Rights set forth on page 12 or Complete Withdrawal or Termination on page 15 of this Prospectus may not be exercised by telephone.

     Shares held in retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone withdrawal option. AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the withdrawal of shares. AIM Distributors may impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the withdrawal of shares) with AIM Distributors. The Fund, AIM Distributors, the Custodian, and BFDS will not be liable for any loss, expense or cost arising out of any telephone withdrawal request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recording of telephone transactions, requests for confirmation of the Planholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

     Shares withdrawn by telephone are redeemed at their net asset value next determined after a request for withdrawal in proper form is received by BFDS. Orders for the withdrawal of shares received in proper form prior to the New York Stock Exchange (NYSE) close on any business day of the Fund will be confirmed at the price determined as of the close of that day. Any loss resulting from the dealer's failure to submit a request for withdrawal within the prescribed time frame will be borne by that dealer. Telephone withdrawal requests must be made by NYSE close on any business day of the Fund and will be confirmed at the price determined as of the close of that day. No telephone withdrawal request will be accepted which specifies a particular date for withdrawal or which specifies any special conditions.

     See "Complete Withdrawal or Termination" below for information concerning the method of providing written instructions to the Custodian to effect a partial withdrawal or liquidation and the circumstances under which the redemption of shares may be delayed.

15. COMPLETE WITHDRAWAL OR TERMINATION

     You may terminate your Plan at any time upon written request to BFDS. In terminating your Plan you may request the Custodian to deliver to you in certificate form the Class I Shares you have accumulated (properly registered in your name) or you may direct the Custodian, as your agent, to withdraw your shares, redeem (liquidate) them and send you the proceeds. A charge of $2.50 will be made by the Custodian for a complete withdrawal, and you will be liable for any transfer taxes that may be required. If you direct the delivery of your Class I Shares, sufficient shares will be redeemed to pay authorized deductions and transfer taxes and leave no fractional shares, with any net balance to be paid in cash. The redemption of Class I Shares is a taxable event. See "Taxes."

     Instructions in writing for both partial or full liquidation of Class I shares held in a Plan must be in the form of a letter signed by you with your signature guaranteed, as required by the Custodian. A signature guarantee is designed to protect you, the Plan, the Sponsor and the Custodian. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission (SEC). A notary public is not an acceptable guarantor. The
Sponsor currently does not require signature guarantees for liquidation requests of $50,000 or less unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. Upon notice to you, this policy may be changed. Currently, in addition to these requirements, if you have invested in the Plan to establish an IRA, you should include the following information along with your written request for either partial or full liquidation of Class I Shares: (a) a statement as to whether or not you have attained age 59 1/2; (b) a statement as to whether or not you are legally disabled; (c) a statement as to whether or not you elect to have federal income tax withheld from the proceeds of the liquidation; and (d) your Social Security number along with the following statement: "I certify under penalties of perjury that the Social Security number provided is correct and that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If you have been notified by the Internal Revenue Service that you are currently subject to backup withholding, then you should modify the preceding statement accordingly. Even if you elect not to have federal income tax withheld, you are liable for federal income tax on the taxable portion of the liquidation. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate. All documents must be in proper order before any liquidation can be executed. You should send liquidation requests to BFDS. The redemption price will be the net asset value of Class I Shares next determined after AIM Distributors or BFDS receives such documents in proper order.

     Except as set forth below, you will be sent the proceeds of a partial or complete liquidation within seven days after BFDS receives all necessary documents in proper order. However, BFDS will not mail redemption proceeds to you until checks received for any shares purchased by you have cleared. The payment period may be extended if the Custodian's right to redeem shares of the Fund has been suspended or restricted because: (a) trading on the NYSE is restricted, as determined by the applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

16. PLAN REINSTATEMENT PRIVILEGE

     You may, within 90 days after you have completely terminated your Plan as described in paragraph 15 above, by written request to BFDS, reinstate your Plan without any sales charge, subject to certain restrictions:

          A. By including with the request an amount which is 10% or more of the redemption proceeds, if no refunded sales charges were provided in the termination.

          B. By including with the request the full amount of all refunded sales charges, plus an amount equal to 10% or more of the shares redeemed, if the termination was done under the privileges described in paragraph 13, page 12.

     You may not reinstate a terminated plan if you have ever exercised the privilege previously. If you exercise the Plan Reinstatement Privilege, neither the total number of monthly investments to be made nor the unpaid balance of monthly Plan investments under the Plan will be affected.

     The complete termination of your Plan will normally result in the realization of gain or loss for federal income tax purposes depending upon your basis for your terminated Plan. Any gain will be recognized and subject to the applicable capital gains tax; however, if a loss were realized, reinstatement of your Plan, within 30 days after termination, could effect a "wash sale," in which event the loss will not be recognized for tax purposes. The amount of the non-recognized loss will however, be added to the cost of the reinstated Plan to determine your basis for tax purposes.

     In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit planholders who have previously terminated their Plans to establish new Plans on the following terms:

          1. The Planholder must open the new Plan with an investment equal to or less than the amount of the redemption proceeds received upon liquidation of the former Plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

          2. The number of the next payment due on the new Plan will be the number of the next payment due on the former Plan at the time it was terminated.

          3. Creation and Sales Charges on the new Plan will be the Creation and Sales Charges that would currently be applicable to the former Plan.

     The ability to establish such new Plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.

17. CONTINUATION OF CUSTODIANSHIP

     If, after you have completed your Plan investments, you do not elect a complete or partial withdrawal of your investment in your Plan or termination of your Plan, then the Custodian will retain custody of the Class I Shares (provided there is no substitution of Class I Shares, as discussed below) and will continue to perform all of its services until after the 300th payment under your Plan has been made. You may, however, elect to continue the Custodianship after the 300th payment under the Plan, subject to the right of the Sponsor or Custodian to terminate the Plan.

                         CUSTODIAN AND SPONSOR CHARGES

CREATION AND SALES CHARGES

     The Sponsor receives the Creation and Sales Charges as compensation for its services and costs in creating the Plans and arranging for their administration, for making the Class I Shares available to you at their net asset value and for all selling expenses and commissions with respect to the Plans. These charges are deducted from each investment you make and are larger on the first year's investments than on subsequent investments. For example, on a $50 per month Plan, $25.00 is deducted from each of the first 12 investments you make during the first year. After the first year, the charge drops to $2.77 per investment.

     During the fiscal years ended October 31, 1998, 1997 and 1996, total investments made by all planholders amounted to $216,452,620, $123,758,764 and $118,046,016, respectively. The amount of Creation and Sales Charges deducted from these investments was $8,074,777, $7,565,209 and $7,099,870, respectively, of which amount $597,753, $572,877 and $542,980, respectively, was retained by the Sponsor and $7,477,024, $6,992,332 and $6,556,890, respectively, was paid to investment dealers who participated in the sale of Plans.

     Plans may be purchased directly from the Sponsor and investments may be made thereunder without deduction of Creation and Sales Charges by directors, officers and full-time employees of the Fund and the Sponsor and its affiliates. The Sponsor foregoes the Creation and Sales Charges on Plans purchased by such persons because any expenses incurred by it in connection with such purchases are expected to be minimal.

CUSTODIAN FEES AND SERVICE CHARGES

     For its services under your Plan, the Custodian deducts $1.50 per investment you make as a service fee. This fee is deducted from Plan investments prior to the purchase of Class I Shares. The Custodian fee charged at any one time may not exceed $5.00. Thus, if you submit four or more investments at one time, the aggregate Custodian fee deducted from all such investments will be $5.00.

     After the completion of all Plan investments, or, if investments have been made in advance, after the expiration of 15 years from the date of the Plan (provided you have not exercised the Extended Investment Option), the Custodian receives for its services an annual fee of $12.00. The Custodian also deducts this fee on Plans on which no investment has been made for a 12-month period. This fee will normally be deducted from the first combined income dividend and capital gains distribution in each year, but the Custodian may to collect these fees from the proceeds of the sale of Class I Shares held for your account, if necessary.

     The aggregate amount of Custodian fees deducted by the Custodian with respect to all Plans during the fiscal year ended October 31, 1998 was $1,579,199.

     Each year the Custodian will deduct from your account an amount necessary to reimburse actual expenses (such as postage, forms and envelopes) incurred by the Sponsor during the previous year in performing its administrative duties, up to a maximum of $10.00 per year. These duties include the mailing to you of required periodic reports, dividend statements and tax notices; the arranging for periodic audits of the Custodian's records by independent certified public accountants; and the preparation and filing of federal and state reports essential to the continuance of the Custodianship. This amount is payable from income dividends and capital gains distributions, but if these dividends and distributions are insufficient, the amount is collectible by the Custodian from the proceeds of the sale of Class I Shares held for your account. The amount of the service charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts. The service charge on Plans established prior to June 1, 1983 will be as specified in the Plan Certificate.

     The aggregate annual charges and deductions for maintenance and other expenses assessed to planholders for the fiscal years ended October 31, 1998, 1997 and 1996, stated as a percentage of total distributions (includes dividends and capital gains) from Class I Shares for such period or years were 0.34%, 0.40% and 0.61%, respectively. Distributions, if any, are normally declared in December of each year. The aggregate annual charges and deductions for maintenance and other expenses assessed to planholders for the fiscal year of the Sponsor ended December 31, 1998 was $540,345.

INCIDENTAL SERVICE FEES

     In addition to the amount of any applicable transfer taxes, a custodian charge of $2.50 is made in the case of each transfer of title, each change in your Plan's denomination, each partial or complete liquidation, each restoration, each declaration of trust (other than one filed concurrently with the application for your Plan), each recording of an assignment, each reissuance of your Plan, and each termination of your Plan prior to completion. A charge of $1.00 is made for each payment under a Systematic Withdrawal Program, and a charge of $3.00 per account per year is made for the preparation of a complete transcript of your account. A charge of $5.00 is made for any check or pre-authorized check which is not honored by the bank on which it is drawn. The incidental service fees described above will be paid by the Sponsor. Although it has no current intention of doing so, the Sponsor may reimpose these fees at some future date.

     Except as specifically provided in this Prospectus, there will be no deductions, charges, or fees of any kind on Plan payments, Class I Shares held for your account, or dividends or distributions paid by the Fund.

                                     TAXES

     Under the Internal Revenue Code of 1986, as amended (Code), you are deemed for federal income tax purposes to be the owner of the underlying Class I Shares accumulated in your account. Dividends and distributions on such shares paid to you used to pay the Custodian fee or service charge or reinvested in additional Class I Shares are taxable to you. See "Taxes" in the accompanying Fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, you will be advised of the amount and nature of the ordinary income dividends and capital gains distributions received on your behalf during such year.

     The Creation and Sales Charges deducted from your investments in your Plan are not deductible for tax purposes by you, but are included in your tax basis for the Class I Shares in your account. Any Custodian fee and service charge you may have paid (whether as a deduction from your investments in your Plan or as a deduction from the distributions made on the Class I Shares in your account) are deductible for tax purposes by you only if you itemize deductions and then only to the extent that the Custodian fee and service charge, together with your other miscellaneous itemized deductions, exceed 2% of your adjusted gross income. Further, some of your itemized deductions (including any portion of miscellaneous itemized deductions which exceeds the 2% floor, state and local income and property taxes, home mortgage interest, and charitable contributions) will be reduced (but not by more than 80% thereof) by 3% of your adjusted gross income in excess of $126,600 ($63,300 if you are married and file separately; for tax years beginning in 1999 and as annually adjusted for inflation). This amount is calculated differently for married persons filing separate income tax returns.

     Under provisions of the Code, the Custodian may be required to withhold from dividends and liquidations 31% of all amounts otherwise payable to you if you have not provided the Custodian with a correct certified social security number or tax identification number or if you have been notified by the Internal Revenue Service that you are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against your federal income tax liability, and, if withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

     Neither the Custodian, BFDS, nor the Sponsor bears any taxes arising from the custody of the Class I Shares or the operations of the Custodianship under the Plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against your account on a pro rata basis (determined by reference to the total number of Class I Shares affected) in order to pay or set up reserves for such claims and related expenses.

                             SUBSTITUTION OF SHARES

     Shares of the Fund have been the underlying investment for the Plans since their inception. The Sponsor may substitute shares of another investment medium as the underlying investment if it deems such action to be in the best interests of the Planholders. Such substituted investment will be generally comparable in character and quality to the Class I Shares, and will be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be made, the Sponsor must:

          (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the 1940 Act);

          (b) Give written notice of the proposed substitution to the Custodian;

          (c) Give written notice of the proposed substitution to you, giving a reasonable description of the substituted fund shares, with the advice that, unless you respond within 30 days of the date of mailing of such notice, you will be considered to have agreed to bear your pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of Fund shares held for your account; and

          (d) Provide the Custodian with a signed certificate stating that such notice has been given to you.

     If no response is received within the 30-day notice period, the Custodian will purchase shares of the substituted fund with subsequent investments received from you and any dividends and distributions which may be reinvested for your account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the Fund for which they are to be exchanged.

     If Class I Shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving such substitution as specified above and then shall notify you, and if, within 30 days after mailing such notice, you give your written approval of the substitution and agree to bear your pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. Your failure to give such written approval within the 30-day period shall give the Custodian authority to terminate your Plan.

     If Class I Shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian has the authority, without further action on its part, to terminate the Plans.

                             TERMINATION OF A PLAN

     A Plan will normally remain in existence until you have made 300 investment units into your Plan. Neither the Sponsor nor the Custodian can terminate a Plan established after May 1, 1993 sooner unless you have failed to make investments under your Plan for a period of 6 consecutive months (12 consecutive months for Plans established prior to May 1, 1993) from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, if your Plan was established after May 1, 1993 and you have made all investments due under your Plan through June 30th of a given year (regardless of when such investments were made) and you make no further investments, your Plan may not be terminated before December 31st of that same year. Any scheduled investment made prior to the termination of a Plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, you need only make one investment during each
6-month period (or 12-month period for Plans established prior to May 1, 1993) to prevent your Plan from being terminated.

     A Plan may also be terminated prior to the accumulation of 300 investment units if shares of the Fund are not available and a substitution is not made. After 300 investment units have been made, or on the happening of any of the other events justifying termination, the Sponsor or the Custodian may terminate a Plan 60 days after mailing to you a written notice of the termination.

     On termination, the Custodian, acting as your agent, must withdraw the shares from the Custodianship and, as your agent, may surrender for liquidation all of the Class I Shares credited to your account, or sufficient Class I Shares to pay all authorized deductions and leave no fractional shares. Any adjustment in Creation and Sales Charges or other charges occasioned by virtue of your termination through the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as your agent for delivery to you upon your instruction. No interest will be paid on any cash balances held. If the Custodian does not receive a response within 60 days after mailing the notice of termination to you, the Custodian, in its discretion, may mail the shares, and its check payable to you, to your last known address of record, and you will be deemed to have no further rights under your Plan. In all events, terminated Plans will not be resold. Undeliverable shares and funds will be held by the Custodian in trust for your account, subject to the abandoned property laws of The Commonwealth of Massachusetts.

                                 THE CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as Custodian for the Plans pursuant to a custodian agreement, dated September 24, 1982, as amended and restated on June 1, 1983, as amended and restated on May 1, 1996 (the Custodian Agreement) with respect to Plans issued on or after such date. The Custodian is a corporation organized under the laws of the Commonwealth of Massachusetts. The Custodian's Internal Revenue Service Employer Identification Number is 04-1867445. The Custodian also acts as custodian and transfer agent for the Fund.

     The duties of the Custodian under the Custodian Agreement include the receipt of all of your investments and income dividends and capital gain distributions on Class I Shares, the processing of all authorized deductions therefrom and the purchase and retention of Class I Shares for your accounts. The Custodian also effects partial or complete liquidations of Plans in connection with withdrawals or terminations and the various other functions heretofore discussed.

     The Custodian receives and holds in trust without interest all cash and Class I Shares held by a Plan until completion and/or termination of the Plan. BFDS keeps a complete record of your account and mails receipts for each of your investments showing the number of shares held for your account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records it maintains relating to the Plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian assumes only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the Fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state, or other jurisdiction relating to the sale, registration or qualification of securities, or for the Sponsors compliance with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

     The Custodian is authorized to commingle only those payments, dividends and certificates of Class I Shares which are held for or received from the various planholders of Plans which are subject to this Prospectus. The Custodian is also authorized to cause all Plan certificates issued prior to March 1, 1995 to be registered in its name or in the name of its nominees. While the Custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions discussed above, and in certain cases to sell Class I Shares, may be considered authorization to the Custodian to create such liens.

     The Custodian Agreement cannot be amended to affect your rights and privileges without your written consent.

     An unlimited number of Plans may be issued under the Custodian Agreement.

     Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the Plans then in force unless all Class I Shares have been liquidated and the proceeds distributed to you, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to you, but your consent is not required.

                                  THE SPONSOR

     A I M Distributors, Inc., (11 Greenway Plaza, Houston, Texas, 77046) the Sponsor and principal underwriter of the Plans offered by this Prospectus, was incorporated under the laws of the State of Delaware on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. (AIM). AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. AIM Distributors is a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers, all of whom have the same business address as the Sponsor, are listed below. AIM Distributors' Internal Revenue Service Employer Identification Number is 74-1894784.

     Charles T. Bauer is Chairman of the Board of Directors, A I M Management Group Inc., A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company; and Director and Vice Chairman, AMVESCAP PLC.

     Michael J. Cemo is Director and President, A I M Distributors, Inc.; Director and Senior Vice President, A I M Management Group Inc.; and Director, A I M Fund Services, Inc.

     Robert H. Graham is Director, President and Chief Executive Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., and Fund Management

Company; Director, AMVESCAP PLC; Chairman of the Board of Directors and President, INVESCO Holdings Canada Inc.; and Director, AIM Funds Group Canada Inc. and INVESCO G.F. Canada Inc.

     Gary T. Crum is Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc. and A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC.

     W. Gary Littlepage is Director and Senior Vice President, A I M Distributors, Inc., and Vice President, A I M Management Group Inc.

     James L. Salners is Executive Vice President, A I M Distributors, Inc.

     John Caldwell is Senior Vice President, A I M Distributors, Inc., A I M Management Group Inc.; Director and President, A I M Fund Services, Inc.

     Marilyn M. Miller is Senior Vice President, A I M Distributors, Inc.

     Gordon J. Sprague is Senior Vice President, A I M Distributors, Inc.

     Michael C. Vessels is Senior Vice President, A I M Distributors, Inc.

     Gene L. Needles is Senior Vice President, A I M Distributors, Inc.

     Carol F. Relihan is Director, Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Senior Vice President, General Counsel and Secretary, A I M Management Group Inc.; Director, Vice President and General Counsel, Fund Management Company; General Counsel and Vice President, A I M Fund Services, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

     Dawn Hawley is Chief Financial Officer and Senior Vice President of A I M Management Group Inc.; Director, Senior Vice President and Treasurer of A I M Advisors, Inc.; Vice President and Treasurer of A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.

     B. J. Thompson is First Vice President, A I M Distributors, Inc.

     Mary A. Corcoran is Senior Vice President, A I M Fund Services, Inc. and Vice President of A I M Distributors, Inc.

     James R. Anderson is Vice President, A I M Distributors, Inc. and Fund Management Company

     Mary K. Coleman is Vice President, A I M Distributors, Inc.

     Melville B. Cox is Vice President and Chief Compliance Officer A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.

     Sidney M. Dilgren is Vice President, A I M Distributors, Inc.; and Senior Vice President, A I M Fund Services, Inc.

     Tony D. Green is Vice President, A I M Distributors, Inc.; and Senior Vice President, A I M Fund Services, Inc.

     Ofelia M. Mayo is General Counsel, Vice President and Assistant Secretary, A I M Distributors, Inc.; Assistant General Counsel and Assistant Secretary,
A I M Capital Management, Inc., A I M

Fund Services, Inc. and Fund Management Company and Assistant General Counsel, Assistant Secretary and Vice President, A I M Advisors, Inc.

     Charles H. McLaughlin is Vice President, A I M Distributors, Inc. and AIM Fund Services, Inc.

     Terri L. Randsell is Vice President, A I M Distributors, Inc.

     Kamala C. Sachidanandan is Vice President, A I M Distributors, Inc.

     Frank V. Serebrin is Vice President, A I M Distributors, Inc.

     Christopher T. Simutis is Vice President, A I M Distributors, Inc.

     Gary K. Wendler is Vice President, A I M Distributors, Inc.

     Mr. Bauer and Mr. Graham are directors of, and Messrs. Bauer, Graham, Arthur and Ms. Relihan are officers of, some or all of the investment companies advised or managed by AIM. As of January 31, 1999, Mr. Bauer owned of record 0.005% of the Plans, which represented beneficial ownership of 7,440.049 shares of the Fund and Mr. Graham owned of record 0.02% of the Plans, which represented beneficial ownership of 26,977.568 shares of the Fund. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by AIM Management. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $35,000,000. AIM, a wholly owned subsidiary of AIM Management, acts as investment advisor of the Fund and receives a fee from the Fund for its services.

     The Sponsor is the principal underwriter of the Fund and of the following other open-end investment companies advised or managed by AIM: AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM Growth Series, AIM International Funds, Inc., AIM Investment Funds, AIM Investment Portfolios, AIM Investment Securities Funds, AIM Series Trust, AIM Special Opportunities Funds, AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., and GT Global Floating Rate Fund, Inc. AIM serves as investment advisor to each of such investment companies. For information concerning these investment companies and AIM Management, AIM and A I M Capital Management, Inc., and the investment management and investment advisory fees received by AIM from the Fund, see "Fund Management -- The Advisor and Subadvisor" in the attached prospectus of the Fund.

                                    GENERAL

     The Plans are organized under and are governed by the laws of The Commonwealth of Massachusetts, except that the laws of the State of New York govern your substantive legal rights if your Plan was issued prior to June 1, 1983. The Plans are considered to be a unit investment trust under the 1940 Act and are so registered with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.

     The Custodian Agreement provides that no adverse changes will be made in the terms or conditions of Plans once they have been issued. Your consent to changes in Plans that are not adverse or that apply only to Plans issued after your Plan was issued is not required. The Sponsor will give you notice of any changes in any indenture or agreement relating to the Plans and affecting them or in the identity of the Sponsor or Custodian, but such changes do not require your consent.

     The Plans are distributed by authorized investment brokers and mutual fund dealers who are members of the National Association of Securities Dealers, Inc., and who have executed dealer agreements with the Sponsor. Commissions of up to 93% of the total Creation and Sales Charges will be paid to such authorized investment brokers and mutual fund dealers. These dealers and investment brokers are independent contractors. Nothing herein or in other literature and confirmations issued by the Sponsor or the Custodian, including the words "representative" or "commission," shall constitute any dealer or investment broker, a partner, employee or agent of the Sponsor or the Custodian. Neither the Sponsor nor the Custodian shall be liable for any acts or obligations of any such dealer or investment broker. Dealers who receive 90% or more of the Creation and Sales Charges applicable to Plan payments may be deemed to be underwriters under the Securities Act of 1933 and may, therefore, be subject to certain liabilities imposed upon underwriters by such Act. In the event the broker or dealer of record designated for a Plan is changed after the establishment of the Plan, such change will appear on the Sponsor's records; however, payment of commissions on your future investments will continue to be made to the original broker or dealer of record notwithstanding such change.

     AIM Summit Investors Plans I are presently offered in all states.

     This Prospectus omits some of the information contained in the registration statement filed with the SEC. You may obtain copies of the registration statement, including items omitted herein, from the SEC by paying the charges prescribed under its rules and regulations.

                   ILLUSTRATION OF A HYPOTHETICAL $50 MONTHLY
                          AIM SUMMIT INVESTORS PLANS I
           FOR INVESTMENT IN CLASS I SHARES OF AIM SUMMIT FUND, INC.

     This table shows results of an assumed investment of $50 per month (the minimum monthly investment Plan) for the period from the beginning of AIM Summit Investors Plans I, November 1, 1982, to December 31, 1998. The results assume the reinvestment of capital gains distributions and income dividends in additional Class I Shares of AIM Summit Fund, Inc.

     You should not consider the results shown in this table as a representation of the dividend income or capital gain or loss in a Plan today. A Plan cannot assure a profit or protect against depreciation in declining markets. Common stock prices fluctuate widely over time.

                                                                   DEDUCTIONS(c)                     CUMULATIVE
                                                              -----------------------      NET           NET
  YEAR                              DIVIDENDS                  CREATION                   AMOUNT       AMOUNT
 ENDED      MONTHLY INVESTMENTS      FROM NET      TOTAL         AND                     INVESTED    INVESTED IN    CAPITAL
 12/31    -----------------------   INVESTMENT   CUMULATIVE     SALES      CUSTODIAN     IN FUND        FUND         GAINS
  (a)      ANNUALLY    CUMULATIVE     INCOME      COST(b)      CHARGES       FEE(d)       SHARES       SHARES      REINVESTED
 -----     --------    ----------     ------      -------      -------       ------       ------       ------      ----------
  1982
(2 mos.)   $100.00     $  100.00     $    --     $  100.00     $ 50.00      $  3.00      $ 47.00      $   47.00   $       --
  1983      600.00        700.00          --        700.00      255.54        18.00       326.46         373.46           --
  1984      600.00      1,300.00        1.75      1,301.75       33.24        18.00       550.51         923.97          .62
  1985      600.00      1,900.00        6.91      1,908.66       33.24        18.00       555.67       1,479.64         2.76
  1986      600.00      2,500.00       36.47      2,545.13       33.24        18.00       585.23       2,064.87       200.48
  1987      600.00      3,100.00       53.22      3,198.35       33.24        18.00       601.98       2,666.85       254.88
  1988      600.00      3,700.00       81.11      3,879.46       33.24        18.00       629.87       3,296.72           --
  1989      600.00      4,300.00      318.37      4,797.83       33.24        18.00       867.13       4,163.85       229.36
  1990      600.00      4,900.00      128.25      5,526.08       33.24        18.00       677.01       4,840.86       119.97
  1991      600.00      5,500.00      339.23      6,465.31       33.24        18.00       887.99       5,728.85       368.73
  1992      600.00      6,100.00      107.51      7,172.82       33.24        18.00       656.27       6,385.12       839.09
  1993      600.00      6,700.00      114.24      7,887.06       33.24        18.00       663.00       7,048.12       769.61
  1994      600.00      7,300.00      135.18      8,622.24       33.24        18.00       683.94       7,732.06       520.43
  1995      600.00      7,900.00      428.92      9,651.16       33.24        18.00       977.68       8,709.74       865.23
  1996      600.00      8,500.00       52.57     10,303.73       33.24        18.00       601.33       9,311.07     1,925.38
  1997      600.00      9,100.00      564.43     11,468.16       33.24        18.00      1113.19      10,424.26     2,066.18
  1998      600.00      9,700.00       72.06     12,140.22       33.24        18.00       620.82      11,045.08     1,945.95
                                                               -------      -------                               ----------
                                                               $804.14      $291.00                               $10,108.67


  YEAR
 ENDED      TOTAL        VALUE OF
 12/31      SHARES     ACCUMULATED
  (a)      OWNED(e)     SHARES(f)
 -----     --------     ---------
  1982
(2 mos.)      9.428    $     46.48
  1983       68.444         370.97
  1984      180.052         905.68
  1985      277.847       1,803.23
  1986      390.732       2,610.09
  1987      515.282       2,937.11
  1988      613.217       4,028.84
  1989      755.981       5,889.09
  1990      860.497       6,505.36
  1991      992.132      10,010.61
  1992    1,147.268      11,059.66
  1993    1,294.014      12,551.94
  1994    1,426.949      12,742.66
  1995    1,597.970      17,849.33
  1996    1,810.440      21,996.85
  1997    2,049.122      27,929.53
  1998    2,212.145      38,225.87

NOTES:

  (a) The fiscal year end of AIM Summit Investors Plans I and the Fund for each year after 1992 was changed from December 31 to October 31. All data reflect calendar years ended December 31.

  (b) Reflects the total amount of monthly investments plus the cumulative amount of income dividends reinvested.

  (c) The total deductions for the first 12 months of the hypothetical Plan equal $318.00 or 53% of total investments. If all of the investments of a 15-year Plan were made monthly, total deductions would be $1,035.36 or 11.5% of the total investment.

  (d) Does not include a service charge, not to exceed $10 per year, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by pro-rating the Plans' administrative costs over the total number of Plan accounts. The service charge on Plans established prior to June 1, 1983 shall be as specified in the Plan Certificate.

  (e) Assumes that monthly investments were made on the first business day of each month.

  (f)  Based on the Fund's year-end net asset value.

     No adjustments have been made for any income taxes payable by investors on reinvested capital gains distributions and reinvested dividends.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
A I M Distributors, Inc. and Planholders of Summit Investors Plans:

We have audited the accompanying statement of assets and liabilities of Summit Investors Plans as of October 31, 1998, the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as trust property as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summit Investors Plans as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the three-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG LLP

Houston, Texas
February 19, 1999

                             SUMMIT INVESTORS PLANS

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS:
  AIM Summit Fund, Inc. shares, at value
     (Plans' investment $1,295,793,709).....................  $1,821,706,274
  Cash......................................................          71,295
  Due from AIM Summit Fund, Inc. ...........................          24,108
                                                              --------------
     Total assets...........................................   1,821,801,677
                                                              --------------
LIABILITIES:
  Creation and Sales Charges payable........................          90,578
  Custodian charges payable.................................           4,825
                                                              --------------
     Total liabilities......................................          95,403
                                                              --------------
NET ASSETS (Equivalent to $14.96 per share based on
  121,771,810 shares of capital stock owned on outstanding
  plans)....................................................  $1,821,706,274
                                                              ==============

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

Investment income:
  Dividends received on shares of AIM Summit Fund, Inc......  $157,512,581
Expenses....................................................      (540,344)
                                                              ------------
Net investment income.......................................   156,972,237
                                                              ------------
Realized Appreciation (Depreciation) and unrealized gain
  on investments:
  Net realized gain on plan liquidations....................    57,052,843
  Unrealized appreciation of investments....................   (56,850,023)
                                                              ------------
Net increase in net assets resulting from operations........  $157,175,057
                                                              ============

                       See Notes to Financial Statements.

                             SUMMIT INVESTORS PLANS

                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED OCTOBER 31, 1998, 1997 AND 1996

                                         1998                           1997                          1996
                             ----------------------------   ----------------------------   ---------------------------
                                 AMOUNT         SHARES          AMOUNT         SHARES          AMOUNT         SHARES
                             --------------   -----------   --------------   -----------   --------------   ----------
Net asset value at
  beginning of period......  $1,642,717,284   108,430,184   $1,256,343,722    96,716,222   $1,047,129,847   86,254,518
Planholders investments:
  Additions from Planholder
    Payments...............     216,452,620                    123,758,764                    118,046,146
  Less:
    Creation and Sales
      Charges..............      (8,074,777)                    (7,565,209)                    (7,099,870)
    Custodian charges......      (1,579,199)                    (1,513,872)                    (1,449,807)
                             --------------
  Amount invested in AIM
    Summit Fund, Inc.
    shares.................     206,798,644    13,836,000      114,679,683     8,581,865      109,496,469    9,095,143
Net investment income
  reinvested:
  Net investment income....     156,972,237                    116,799,826                     75,731,854
  Less: Amount paid in
    cash...................      (2,762,067)                    (1,434,057)                      (524,986)
                             --------------
                                154,210,170    11,621,870      115,365,769     9,777,010       75,206,868    6,912,775
Net realized gain on plan
  liquidations.............      57,052,843                     26,492,781                     16,544,971
Unrealized market
  appreciation
  (depreciation) of
  investments..............     (56,850,023)                   219,803,135                     74,678,750
Planholder liquidations....    (182,222,644)  (12,116,244)     (89,967,806)   (6,644,913)     (66,713,183)  (5,546,214)
                             --------------   -----------   --------------   -----------   --------------   ----------
Net asset value at end of
  period...................  $1,821,706,274   121,771,810   $1,642,717,284   108,430,184   $1,256,343,722   96,716,222
                             ==============   ===========   ==============   ===========   ==============   ==========

                       See Notes to Financial Statements.

                             SUMMIT INVESTORS PLANS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Summit Investors Plans is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The following significant accounting policies are in conformity with generally accepted accounting principles for unit investment trusts.

     A. Security Valuation:

        The investment, which consists exclusively of shares of AIM Summit Fund, Inc., is valued at the net asset value of AIM Summit Fund, Inc. shares on October 31, 1998.

     B. Federal Income Taxes:

        No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

     C. Transaction Dates:

        Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.

NOTE 2 -- PLANHOLDERS' COST OF AIM SUMMIT FUND, INC. AND VALUE OF PLANS OUTSTANDING

     The investment in AIM Summit Fund, Inc. is carried at identified cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation. The net value of Plans outstanding is as follows:

                               PLANS OUTSTANDING
                                OCTOBER 31, 1998

Total payments made by Planholders on Plans outstanding
  (net of liquidations).....................................  $  853,708,210
Net investment income dividends reinvested..................     574,193,435
                                                              --------------
          Total.............................................   1,427,901,645
Less:
  Creation and Sales Charges................................    (116,937,780)
  Custodian charges.........................................     (15,170,156)
                                                              --------------
Net investment in AIM Summit Fund, Inc. shares (identified
  cost).....................................................   1,295,793,709
Unrealized market appreciation of investments...............     525,912,565
                                                              --------------
Value of Plans outstanding..................................  $1,812,706,274
                                                              ==============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
A I M Distributors, Inc.:

We have audited the accompanying statement of financial condition of A I M Distributors, Inc. (the Company), as of December 31, 1998, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A I M Distributors, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
January 25, 1999

                            A I M DISTRIBUTORS, INC.

                        STATEMENT OF FINANCIAL CONDITION
                            AS OF DECEMBER 31, 1998

                                        ASSETS
CASH EQUIVALENTS, affiliated registered investment companies............   $ 8,268,616
ACCOUNTS RECEIVABLE:
  Due from dealers for sales of capital stock of affiliated
     registered investment companies........................  $1,818,497
  Due from affiliated registered investment companies.......   2,817,452
  Commissions receivable....................................     969,104
  Other accounts receivable.................................      19,595     5,624,648
                                                              ==========
SEGREGATED TRUST........................................................       920,545
DEFERRED TAX ASSET......................................................        80,917
OTHER ASSETS............................................................        32,568
                                                                           -----------
                                                                           $14,927,294
                                                                           ===========
                         LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Due to affiliated registered investment companies for sales of
     capital stock......................................................   $ 1,817,979
  Due to dealers for redemptions from affiliated registered investment
     companies..........................................................       761,089
  Due to affiliated companies...........................................     2,839,326
  State taxes payable...................................................       204,541
  Accounts payable and accrued expenses.................................       188,287
                                                                           -----------
          Total liabilities.............................................     5,811,222
STOCKHOLDER'S EQUITY:
  Common stock, $1 par value, 1,000 shares authorized, 10
     shares issued and outstanding..........................  $       10
  Additional paid-in capital................................   1,378,990
  Retained earnings.........................................   7,737,072
                                                              ==========
          Total stockholder's equity....................................     9,116,072
                                                                           -----------
                                                                           $14,927,294
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INCOME:
  Underwriting income, net of dealers' commissions........................    $ 14,472,577
  Marketing servicing fees................................................     107,500,000
  Distribution fees.......................................................      22,889,178
  Sponsor fees on periodic payment investment plans,
     net of commissions paid..............................................         626,237
  Interest income, net of interest expense of $113,413....................         335,068
                                                                              ------------
          Total operating income..........................................     145,823,060
                                                                              ------------
EXPENSES:
  Allocations from parent company...........................  $134,255,384
  Compensation allocation from parent company...............     1,282,733
                                                              ============
          Total operating expenses........................................     135,538,117
                                                                              ------------
          Income before income taxes......................................      10,284,943
INCOME TAX EXPENSE:
  Current...................................................  $  3,829,986
  Deferred..................................................        17,943       3,847,929
                                                              ============    ------------
          Net income......................................................    $  6,437,014
                                                                              ============

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     ADDITIONAL                           TOTAL
                                         COMMON        PAID-IN         RETAINED       STOCKHOLDER'S
                                         STOCK         CAPITAL         EARNINGS          EQUITY
BALANCE, December 31, 1997............    $10         $1,378,990      $5,480,559       $6,859,559
  Net income..........................     --                 --       6,437,014        6,437,014
  Dividends paid......................     --                 --      (4,180,501)      (4,180,501)
                                          ---         ----------      ----------       ----------
BALANCE, December 31, 1998............    $10         $1,378,990      $7,737,072       $9,116,072
                                          ===         ==========      ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................                 $ 6,437,014
  Adjustments to reconcile net income to net cash provided
     by
     operating activities:
        Increase in accounts receivable.....................  $(1,447,492)
        Decrease in deferred tax asset......................       17,943
        Decrease in other assets............................      167,070
        Increase in segregated trust account................      (74,145)
        Increase in amounts due to affiliated registered
          investment companies for sales of capital stock...      885,910
        Increase in due to dealers for redemptions from
          affiliated registered investment companies........      342,099
        Increase in due to affiliated companies.............     (611,926)
        Increase in state taxes payable.....................      301,324
        Increase in accounts payable and accrued expenses...       77,124
                                                              ===========
               Total adjustments............................                    (372,093)
                                                                             -----------
               Net cash provided by operating activities....                   6,064,921
                                                                             -----------
CASH FLOWS FROM FINANCING ACTIVITIES -- Dividends paid......                  (4,180,501)
                                                                             -----------
               Net cash used in financing activities........                  (4,180,501)
NET INCREASE IN CASH EQUIVALENTS............................                   1,884,420
CASH EQUIVALENTS, beginning of year.........................                   6,384,196
                                                                             -----------
CASH EQUIVALENTS, end of year...............................                 $ 8,268,616
                                                                             ===========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

A I M Distributors, Inc. (the Company), is a wholly owned subsidiary of A I M Advisors, Inc. The Company acts as the principal underwriter and distributor for affiliated registered investment companies.

Cash Equivalents

The Company considers all highly liquid assets such as cash in banks and amounts in affiliated money market funds to be cash equivalents.

Securities Transactions

Securities transactions are recorded on a settlement date basis which is normally the third business day following the trade date (settlement date basis as compared to trade date basis has no material effect on the Company's financial position or results of operations). The Company accounts for its investments at fair market value.

Concentration of Credit Risk

The Company is engaged in brokerage activities in which counterparties primarily include broker-dealers. In the event that counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company's policy to review, as necessary, the credit standing of each counterparty.

Segregated Trust Account

The segregated trust account represents a U.S. Government agency discount note on deposit in a segregated trust account as required by the Investment Company Act of 1940. Such amount is determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw. This note is recorded at fair market value (which approximates amortized cost) at December 31, 1998.

Underwriting Income

Underwriting income represents sales charges on sales of capital stock of affiliated registered investment companies, net of commissions and concessions paid to other dealers.

                            A I M DISTRIBUTORS, INC.

Distribution Fees

The Company receives fees from affiliated registered investment companies pursuant to 12b-1 plans (Investment Company Act of 1940) adopted by the affiliated registered investment companies. Such fees are paid to the Company as compensation for expenses incurred by the Company for the distribution of shares of the affiliated registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets.

Transactions With Affiliated Companies

The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the affiliated company and usage of shared facilities. The Company is also allocated revenue from affiliated companies for services performed in marketing efforts for affiliated registered investment companies managed by those companies.

The Company has entered into an agreement with its ultimate parent, A I M Management Group Inc. (Management), whereby Management provides funding to the Company for payment of Class B share commissions. Management obtains the rights to certain future revenues to be generated by the Class B shares under the respective fund's 12b-1 plan provisions and contingent deferred sales charge
(CDSC) provisions for a purchase price equal to a percentage of the price at which each Class B share is sold. Such transactions occur daily and have been accounted for as sale transactions. No gain or loss from this arrangement is reflected in the Company's financial statements since the amount paid by Management equals the commissions paid by the Company relating to the sale of Class B shares. Accordingly, amounts received from the respective funds under the 12b-1 plan provisions and CDSC provisions are not recorded as revenue by the Company as Management owns the rights to such fees.

Federal Income Taxes

For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by A I M Management Group Inc., the parent company of A I M Advisors, Inc. Deferred and current taxes are provided at the statutory rate in effect during the year (35 percent) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The effective tax rate was
37.4 percent due to the effect of state taxes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            A I M DISTRIBUTORS, INC.

2. NET CAPITAL REQUIREMENTS:

In accordance with regulations of the Securities and Exchange Commission, the Company must maintain minimum net capital, as defined, and a ratio of aggregate indebtedness to net capital that does not exceed 15 to 1, as defined. At December 31, 1998, the Company had net capital of $5,681,514 which exceeded required net capital of $284,396 by $5,397,118. The ratio of aggregate indebtedness to net capital was 1.09 to 1 at December 31, 1998.

3. SUBORDINATED DEBT:

The Company had no subordinated debt at December 31, 1998 or at any time during the year then ended.